                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT
                                    OF 1934

        Date of Report (Date of earliest event reported) April 30, 2002.


                                STONERIDGE, INC.
           ---------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)



            Ohio                        001-13337            34-1598949
-------------------------------     ---------------     --------------------
(State or Other Jurisdiction of        (Commission        (I.R.S. Employer
Incorporation or Organization)        File Number)       Identification No.)




     9400 East Market Street, Warren, Ohio                   44484
    -----------------------------------------            -------------
     (Address of Principal Executive Offices)              (Zip Code)


                                 (330) 856-2443
                ------------------------------------------------
               Registrant's Telephone Number, Including Area Code

ITEM 5. OTHER EVENTS.

                                Explanatory Note

On May 1, 2002 the Company expects to close a Rule 144A private placement of $200.0 million of its 11 1/2% Senior Notes due 2012. The Company's final offering memorandum for the notes includes financial statement footnotes that were not required to be included in either the Company's previously filed Form 10-Q for the quarter ended March 31, 2002 or in the Company's previously filed Form 10-K for the fiscal year ended December 31, 2001. These footnotes, which are set forth below, are required to be included in the offering memorandum by Rule 3-10 of Regulation S-X. The following footnotes should be read in conjunction with the financial statements included in the Company's Form 10-Q for the quarter ended March 31, 2002 and the Company's Form 10-K for the fiscal year ended December 31, 2001, as applicable.

                            ________________________

Supplemental condensed consolidating financial statements as of March 31, 2002 and December 31, 2001, and for the three months ended March 31, 2002 and 2001, respectively:

The Company expects to issue $200.0 million of senior notes which will mature in 2012. It is anticipated that the senior notes and the senior credit facility will be fully and unconditionally guaranteed, jointly and severally, by each of the Company's existing and future domestic wholly-owned subsidiaries (Guarantor Subsidiaries). It is also anticipated that our non-U.S. subsidiaries will not guarantee the senior notes and the senior credit facility (Non-Guarantor Subsidiaries).

Presented below are summarized condensed consolidating financial statements of the Parent (which includes certain of the Company's operating units), the Guarantor Subsidiaries, the Non-Guarantor Subsidiaries and the Company on a consolidated basis, as of March 31, 2002 and December 31, 2001, and for the three months ended March 31, 2002 and 2001.

These summarized condensed consolidating financial statements are prepared on the equity method. Separate financial statements for the Guarantor Subsidiaries are not presented based on management's determination that they do not provide additional information that is material to investors. Therefore, the Guarantor Subsidiaries are combined in the presentation below.

                                                                                        March 31, 2002
                                                   --------------------------------------------------------------------------------
                                                                     Guarantor     Non-Guarantor
                                                       Parent       Subsidiaries    Subsidiaries    Eliminations     Consolidated
                                                   --------------  --------------  --------------  --------------   ---------------
ASSETS
Current Assets:
     Cash and cash equivalents                        $       58     $         43    $    4,735       $        --      $      4,836
     Accounts receivable, net                             45,121           36,881        25,019            (2,381)          104,640
     Inventories, net                                     23,234           14,779        14,501                --            52,514
     Prepaid expenses and other                         (129,082)         131,125        11,893                --            13,936
     Deferred income taxes, net                            8,189               --          (168)               --             8,021
                                                   -------------   --------------  ------------    --------------   ---------------
        Total current assets                             (52,480)         182,828        55,980            (2,381)          183,947
                                                   -------------   --------------  ------------    --------------   ---------------

Property, Plant and Equipment, net                        55,954           38,599        22,666                --           117,219
Other Assets:
     Goodwill, net                                       288,325           25,292        31,775                --           345,392
     Investments and other, net                          331,278            1,644           691          (302,280)           31,333
                                                   -------------   --------------  ------------    --------------   ---------------
Total Assets                                          $  623,077     $    248,363    $  111,112       $  (304,661)     $    677,891
                                                   =============   ==============  ============    ==============   ===============

LIABILITIES AND SHAREHOLDERS' EQUITY
Current Liabilities:
     Current portion of long-term debt                $   40,188     $         --    $      787       $        --      $     40,975
     Accounts payable                                     23,988           20,553        12,389            (2,304)           54,626
     Accrued expenses and other                           20,138            8,534        14,451               (77)           43,046
                                                   -------------   --------------  ------------    --------------   ---------------
        Total current liabilities                         84,314           29,087        27,627            (2,381)          138,647
                                                   -------------   --------------  ------------    --------------   ---------------

Long-Term Debt, net of current portion                   235,969               --        19,645           (14,602)          241,012
Deferred Income Taxes, net                                31,441               --        (4,033)               --            27,408
Other Liabilities                                          5,566               --          (529)               --             5,037
                                                   -------------   --------------  ------------    --------------   ---------------
        Total long-term liabilities                      272,976               --        15,083           (14,602)          273,457
                                                   -------------   --------------  ------------    --------------   ---------------

Shareholders' Equity                                     265,787          219,276        68,402          (287,678)          265,787
                                                   -------------   --------------  ------------    --------------   ---------------
Total Liabilities and Shareholders' Equity            $  623,077     $    248,363    $  111,112       $  (304,661)     $    677,891
                                                   =============   ==============  ============    ==============   ===============

                        STONERIDGE, INC. AND SUBSIDIARIES

              NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
                                   (Unaudited)

                                 (in thousands)

Supplemental condensed consolidating financial statements (continued):

                                                                                      December 31, 2001
                                                   --------------------------------------------------------------------------------
                                                                     Guarantor     Non-Guarantor
                                                       Parent       Subsidiaries    Subsidiaries    Eliminations     Consolidated
                                                   --------------  --------------  --------------  --------------   ---------------
ASSETS
Current Assets:
     Cash and cash equivalents                         $     714       $       29    $    3,626        $       --        $   4,369
     Accounts receivable, net                             40,209           30,088        22,132            (1,411)          91,018
     Inventories, net                                     25,334           14,988        14,182                --           54,504
     Prepaid expenses and other                         (129,241)         127,782        16,997                --           15,538
     Deferred income taxes, net                            7,488               --          (172)               --            7,316
                                                     -----------     ------------  ------------      ------------      -----------
        Total current assets                             (55,496)         172,887        56,765            (1,411)         172,745
                                                     -----------     ------------  ------------      ------------      -----------

Property, Plant and Equipment, net                        56,468           37,901        23,692                --          118,061
Other Assets:
     Goodwill, net                                       288,325           25,292        31,775                --          345,392
     Investments and other, net                          325,867            1,272           752          (297,246)          30,645
                                                     -----------     ------------  ------------      ------------      -----------
Total Assets                                           $ 615,164       $  237,352    $  112,984        $ (298,657)       $ 666,843
                                                     ===========     ============  ============      ============      ===========

LIABILITIES AND SHAREHOLDERS' EQUITY
Current Liabilities:
     Current portion of long-term debt                 $  39,250       $       --    $    2,371        $       --        $  41,621
     Accounts payable                                     20,783           18,712        12,708            (1,411)          50,792
     Accrued expenses and other                           14,003            8,351        11,579                --           33,933
                                                     -----------     ------------  ------------      ------------      -----------
        Total current liabilities                         74,036           27,063        26,658            (1,411)         126,346
                                                     -----------     ------------  ------------      ------------      -----------

Long-Term Debt, net of current portion                   246,019               --        18,220           (14,519)         249,720
Deferred Income Taxes, net                                28,152               --        (3,800)               --           24,352
Other Liabilities                                          7,350               --          (532)               --            6,818
                                                     -----------     ------------  ------------      ------------      -----------
        Total long-term liabilities                      281,521               --        13,888           (14,519)         280,890
                                                     -----------     ------------  ------------      ------------      -----------

Shareholders' Equity                                     259,607          210,289        72,438          (282,727)         259,607
                                                     -----------     ------------  ------------      ------------      -----------
Total Liabilities and Shareholders' Equity             $ 615,164       $  237,352    $  112,984        $ (298,657)       $ 666,843
                                                     ===========     ============  ============      ============      ===========

                        STONERIDGE, INC. AND SUBSIDIARIES

              NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
                                   (Unaudited)

                                 (in thousands)

Supplemental condensed consolidating financial statements (continued):

                                                                          For the three months ended March 31, 2002
                                                   --------------------------------------------------------------------------------
                                                                     Guarantor     Non-Guarantor
                                                       Parent       Subsidiaries    Subsidiaries    Eliminations     Consolidated
                                                   --------------  --------------  --------------  --------------   ---------------
Net Sales                                               $ 69,631         $ 62,920      $ 34,639        $   (9,446)       $ 157,744
Costs and Expenses:
     Cost of goods sold                                   53,473           45,873        28,562            (9,446)         118,462
     Selling, general and administrative expenses          9,094            7,520         5,024                --           21,638
                                                   -------------   --------------  ------------    --------------   --------------

Operating income                                           7,064            9,527         1,053                --           17,644

     Interest expense                                      8,438               --           184                --            8,622
     Other (income) / expense, net                        (6,645)             545            --             6,200              100
                                                   -------------   --------------  ------------    --------------   --------------

Income / (Loss) Before Income Taxes                        5,271            8,982           869            (6,200)           8,922

     Provision for income taxes                             (306)           3,144           507                --            3,345
                                                   -------------   --------------  ------------    --------------   --------------

Net Income / (Loss)                                     $  5,577         $  5,838      $    362        $   (6,200)       $   5,577
                                                   =============   ==============  ============    ==============   ==============

                                                                          For the three months ended March 31, 2001
                                                   --------------------------------------------------------------------------------
                                                                     Guarantor     Non-Guarantor
                                                       Parent       Subsidiaries    Subsidiaries    Eliminations     Consolidated
                                                   --------------  --------------  --------------  --------------   ---------------
Net Sales                                               $ 66,550         $ 61,019      $ 33,555        $   (4,970)       $ 156,154
Costs and Expenses:
     Cost of goods sold                                   51,899           44,264        26,830            (4,970)         118,023
     Selling, general and administrative expenses         13,472            8,264         3,524                --           25,260
                                                   -------------   --------------  ------------    --------------   --------------

Operating income                                           1,179            8,491         3,201                --           12,871

     Interest expense                                      7,688                1           245                --            7,934
     Other (income) / expense, net                        (7,845)             656            --             7,386              197
                                                   -------------   --------------  ------------    --------------   --------------

Income / (Loss) Before Income Taxes                        1,336            7,834         2,956            (7,386)           4,740

     Provision for income taxes                           (1,721)           2,742           662                --            1,683
                                                   -------------   --------------  ------------    --------------   --------------

Net Income / (Loss)                                    $   3,057         $  5,092      $  2,294        $   (7,386)       $   3,057
                                                   =============   ==============  ============    ==============   ==============

                        STONERIDGE, INC. AND SUBSIDIARIES

              NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
                                   (Unaudited)

                                 (in thousands)

Supplemental condensed consolidating financial statements (continued):

                                                                          For the three months ended March 31, 2002
                                                   --------------------------------------------------------------------------------
                                                                     Guarantor     Non-Guarantor
                                                       Parent       Subsidiaries    Subsidiaries    Eliminations     Consolidated
                                                   --------------  --------------  --------------  --------------   ---------------
Operating Activities:
Net (loss) / income                                    $    5,577      $     5,838    $      362       $   (6,200)       $    5,577
Adjustements to reconcile net income to net cash
Provided by operating activities --
  Depreciation and amortization                             2,564            2,024         1,121               --             5,709
  Deferred income taxes                                     1,950               --          (257)              --             1,693
  Changes in operating assets and liabilities --
    Accounts receivable, net                               (4,912)          (6,794)       (3,099)             970           (13,835)
    Inventories, net                                        2,101              208          (461)              --             1,848
    Prepaid expenses and other                            (10,148)           5,127           408            6,200             1,587
    Other assets, net                                      (1,658)            (392)          462               83            (1,505)
    Accounts payable                                        3,206            1,842          (238)            (893)            3,917
    Accrued expenses and other                              6,052              184         2,929              (77)            9,088
                                                      -----------      -----------   -----------      -----------       -----------
       Net cash provided by operating activities            4,732            8,037         1,227               83            14,079
                                                      -----------      -----------   -----------      -----------       -----------

Investing Activities:
Capital expenditures                                       (1,339)          (2,678)         (232)              --            (4,249)
Other, net                                                    (18)              --          (403)             434                13
                                                      -----------      -----------   -----------      -----------       -----------
       Net cash used for investing activities              (1,357)          (2,678)         (635)             434            (4,236)
                                                      -----------      -----------   -----------      -----------       -----------

Financing Activities:
Repayments of long-term debt                                   --               --          (193)             (83)             (276)
Proceeds from long-term debt                                5,085           (5,345)          790             (434)               96
Net repayments under credit agreement                      (9,116)              --            --               --            (9,116)
                                                      -----------      -----------   -----------      -----------       -----------
       Net cash used for financing activities              (4,031)          (5,345)          597             (517)           (9,296)
                                                      -----------      -----------   -----------      -----------       -----------

Effect of exchange rate changes on cash and cash
Equivalents                                                    --               --           (80)              --               (80)
Net change in cash and cash equivalents                      (656)              14         1,109               --               467
Cash and cash equivalents at beginning of period              714               29         3,626               --             4,369
                                                      -----------      -----------   -----------      -----------       -----------
Cash and cash equivalents at end of period             $       58      $        43    $    4,735       $       --        $    4,836
                                                      ===========      ===========   ===========      ===========       ===========

                        STONERIDGE, INC. AND SUBSIDIARIES

              NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
                                   (Unaudited)

                                 (in thousands)

Supplemental condensed consolidating financial statements (continued):

                                                                        For the three months ended March 31, 2001
                                                         --------------------------------------------------------------------
                                                                     Guarantor     Non-Guarantor
                                                          Parent    Subsidiaries   Subsidiaries   Eliminations   Consolidated
                                                         --------   ------------   -------------  ------------   ------------
Operating Activities:
Net (loss) / income                                      $  3,057    $   5,092       $   2,294      $  (7,386)     $   3,057
Adjustements to reconcile net income to net cash
Provided by operating activities --
     Depreciation and amortization                          4,073        2,080             994             --          7,147
     Deferred income taxes                                  1,802           --          (1,011)            --            791
     Changes in operating assets and liabilities --
        Accounts receivable, net                           (8,659)      (2,417)         (1,439)           (10)       (12,525)
        Inventories, net                                    1,378        1,674          (1,610)            --          1,442
        Prepaid expenses and other                        (10,442)       1,204          (1,427)         7,386         (3,279)
        Other assets, net                                   1,459          (25)          1,239         (1,034)         1,639
        Accounts payable                                    1,853          752            (373)            10          2,242
        Accrued expenses and other                          3,371       (1,797)         (1,091)            --            483
                                                         --------    ---------       ---------      ---------      ---------
             Net cash provided by operating activities     (2,108)       6,563          (2,424)        (1,034)           997
                                                         --------    ---------       ---------      ---------      ---------

Investing Activities:
Capital expenditures                                       (3,175)      (3,017)            148             --         (6,044)
Other, net                                                   (281)          --             338             --             57
                                                         --------    ---------       ---------      ---------      ---------
             Net cash used for investing activities        (3,456)      (3,017)            486             --         (5,987)
                                                         --------    ---------       ---------      ---------      ---------

Financing Activities:
Repayments of long-term debt                                   --          (45)         (1,450)            --         (1,495)
Proceeds from long-term debt                                5,308       (3,492)          1,782          1,034          4,632
Net borrowings under credit agreement                       1,656           --              --             --          1,656
Debt issuance costs                                        (1,223)          --              --             --         (1,223)
                                                         --------    ---------       ---------      ---------      ---------
             Net cash used for financing activities         5,741       (3,537)            332          1,034          3,570
                                                         --------    ---------       ---------      ---------      ---------

Effect of exchange rate changes on cash and cash
Equivalents                                                    --           --            (206)            --           (206)
Net change in cash and cash equivalents                       177            9          (1,812)            --         (1,626)
Cash and cash equivalents at beginning of period              172          109           5,313             --          5,594
                                                         --------    ---------       ---------      ---------      ---------
Cash and cash equivalents at end of period               $    349    $     118       $   3,501      $      --      $   3,968
                                                         ========    =========       =========      =========      =========

                        STONERIDGE, INC. AND SUBSIDIARIES

   (in thousands, except share and per share data, unless otherwise indicated)

Supplemental condensed consolidating financial statements as of December 31, 2001 and December 31, 2000, and for the years ended December 31, 2001, 2000 and 1999, respectively:

The Company expects to issue $200.0 million of senior notes which will mature in 2012. It is anticipated that the senior notes and the senior credit facility will be fully and unconditionally guaranteed, jointly and severally, by each of the Company's existing and future domestic wholly-owned subsidiaries (Guarantor Subsidiaries). It is also anticipated that our non-U.S. subsidiaries will not guarantee the senior notes and the senior credit facility (Non-Guarantor Subsidiaries).

Presented below are summarized condensed consolidating financial statements of the Parent (which includes certain of the Company's operating units), the Guarantor Subsidiaries, the Non-Guarantor Subsidiaries and the Company on a consolidated basis, as of December 31, 2001 and 2000, and each of the three years ended December 31, 2001, 2000 and 1999.

These summarized condensed consolidating financial statements are prepared on the equity method. Separate financial statements for the Guarantor Subsidiaries are not presented based on management's determination that they do not provide additional information that is material to investors. Therefore, the Guarantor Subsidiaries are combined in the presentation below.

                                                                            December 31, 2001
                                                    ----------------------------------------------------------------------
                                                                 Guarantor     Non-Guarantor
                                                      Parent    Subsidiaries    Subsidiaries   Eliminations   Consolidated
                                                    ----------  ------------   -------------   ------------   ------------
ASSETS
Current Assets:
     Cash and cash equivalents                      $      714    $      29      $   3,626      $      --       $   4,369
     Accounts receivable, net                           40,209       30,088         22,132         (1,411)         91,018
     Inventories, net                                   25,334       14,988         14,182             --          54,504
     Prepaid expenses and other                       (129,241)     127,782         16,997             --          15,538
     Deferred income taxes, net                          7,488           --           (172)            --           7,316
                                                    ----------    ---------      ---------      ---------       ---------
        Total current assets                           (55,496)     172,887         56,765         (1,411)        172,745
                                                    ----------    ---------      ---------      ---------       ---------

Property, Plant and Equipment, net                      56,468       37,901         23,692             --         118,061
Other Assets:
     Goodwill, net                                     290,129       25,820         31,775             --         347,724
     Investments and other, net                        324,063          744            752       (297,246)         28,313
                                                    ----------    ---------      ---------      ---------       ---------
Total Assets                                        $  615,164    $ 237,352      $ 112,984      $(298,657)      $ 666,843
                                                    ==========    =========      =========      =========       =========

LIABILITIES AND SHAREHOLDERS' EQUITY
Current Liabilities:
     Current portion of long-term debt              $   39,250    $      --      $   2,371      $      --       $  41,621
     Accounts payable                                   20,783       18,712         12,708         (1,411)         50,792
     Accrued expenses and other                         14,003        8,351         11,579             --          33,933
                                                    ----------    ---------      ---------      ---------       ---------
        Total current liabilities                       74,036       27,063         26,658         (1,411)        126,346
                                                    ----------    ---------      ---------      ---------       ---------

Long-Term Debt, net of current portion                 246,019           --         18,220        (14,519)        249,720
Deferred Income Taxes, net                              28,152           --         (3,800)            --          24,352
Other Liabilities                                        7,350           --           (532)            --           6,818
                                                    ----------    ---------      ---------      ---------       ---------
        Total long-term liabilities                    281,521           --         13,888        (14,519)        280,890
                                                    ----------    ---------      ---------      ---------       ---------

Shareholders' Equity                                   259,607      210,289         72,438       (282,727)        259,607
                                                    ----------    ---------      ---------      ---------       ---------
Total Liabilities and Shareholders' Equity          $  615,164    $ 237,352      $ 112,984      $(298,657)      $ 666,843
                                                    ==========    =========      =========      =========       =========

                        STONERIDGE, INC. AND SUBSIDIARIES

   (in thousands, except share and per share data, unless otherwise indicated)

Supplemental Condensed Consolidating Financial Statements (continued):

                                                                             December 31, 2000
                                                   ------------------------------------------------------------------------
                                                                   Guarantor    Non-Guarantor
                                                     Parent      Subsidiaries   Subsidiaries    Eliminations   Consolidated
                                                   ----------    ------------   -------------   ------------   ------------
ASSETS
Current Assets:
     Cash and cash equivalents                     $      172      $     109      $   5,313       $      --      $   5,594
     Accounts receivable, net                          37,206         31,188         23,360             (74)        91,680
     Inventories, net                                  31,623         22,579         15,957              --         70,159
     Prepaid expenses and other                       (95,749)        98,196         14,657              --         17,104
     Deferred income taxes, net                        10,394             --           (177)             --         10,217
                                                   ----------      ---------      ---------       ---------      ---------
        Total current assets                          (16,354)       152,072         59,110             (74)       194,754
                                                   ----------      ---------      ---------       ---------      ---------

Property, Plant and Equipment, net                     54,721         33,861         25,273              --        113,855
Other Assets:
     Goodwill, net                                    298,126         26,752         32,648              --        357,526
     Investments and other, net                       298,793            720          1,381        (270,034)        30,860
                                                   ----------      ---------      ---------       ---------      ---------
Total Assets                                       $  635,286      $ 213,405      $ 118,412       $(270,108)     $ 696,995
                                                   ==========      =========      =========       =========      =========

LIABILITIES AND SHAREHOLDERS' EQUITY
Current Liabilities:
     Current portion of long-term debt             $   31,750      $      75      $   2,737       $      --      $  34,562
     Accounts payable                                  10,554         19,107         15,612             (74)        45,199
     Accrued expenses and other                        14,530          9,523         10,871              --         34,924
                                                   ----------      ---------      ---------       ---------      ---------
        Total current liabilities                      56,834         28,705         29,220             (74)       114,685
                                                   ----------      ---------      ---------       ---------      ---------

Long-Term Debt, net of current portion                290,673             --         21,713         (16,307)       296,079
Deferred Income Taxes, net                             23,270             --           (918)             --         22,352
Other Liabilities                                       2,323             --           (630)             --          1,693
                                                   ----------      ---------      ---------       ---------      ---------
        Total long-term liabilities                   316,266             --         20,165         (16,307)       320,124
                                                   ----------      ---------      ---------       ---------      ---------

Shareholders' Equity                                  262,186        184,700         69,027        (253,727)       262,186
                                                   ----------      ---------      ---------       ---------      ---------
Total Liabilities and Shareholders' Equity         $  635,286      $ 213,405      $ 118,412       $(270,108)     $ 696,995
                                                   ==========      =========      =========       =========      =========

                        STONERIDGE, INC. AND SUBSIDIARIES

   (in thousands, except share and per share data, unless otherwise indicated)

Supplemental Condensed Consolidating Financial Statements (continued):

                                                                             For the year ended December 31, 2001
                                                     ------------------------------------------------------------------------------
                                                                      Guarantor    Non-Guarantor
                                                        Parent      Subsidiaries    Subsidiaries    Eliminations      Consolidated
                                                     ------------  --------------  --------------  --------------   ---------------
Net Sales                                              $ 257,330     $ 225,205        $ 126,556       $  (24,623)      $ 584,468
Costs and Expenses:
     Cost of goods sold                                  202,236       165,042          106,731          (24,623)        449,386
     Selling, general and administrative expenses         46,031        32,255           21,301               --          99,587
                                                       ---------     ---------        ---------       ----------       ---------

Operating income (loss)                                    9,063        27,908           (1,476)              --          35,495

     Interest expense                                     30,268             1            1,039               --          31,308
     Other (income) / expense, net                       (15,386)        2,622               (9)          13,064             291
                                                       ---------     ---------        ---------       ----------       ---------

(Loss) / Income Before Income Taxes                       (5,819)       25,285           (2,506)         (13,064)          3,896

     Provision for income taxes                           (8,765)        8,850              865               --             950
                                                       ---------     ---------        ---------       ----------       ---------

Net (Loss) / Income                                    $   2,946     $  16,435        $  (3,371)      $  (13,064)      $   2,946
                                                       =========     =========        =========       ==========       =========

                                                                             For the year ended December 31, 2000
                                                      -----------------------------------------------------------------------------
                                                                      Guarantor     Non-Guarantor
                                                        Parent      Subsidiaries    Subsidiaries     Eliminations     Consolidated
                                                      -----------  --------------  --------------   --------------   --------------
Net Sales                                              $ 286,172     $ 261,675        $ 131,910       $  (12,565)      $ 667,192
Costs and Expenses:
     Cost of goods sold                                  214,497       186,720          107,428          (12,565)        496,080
     Selling, general and administrative expenses         43,135        33,237           19,574               --          95,946
                                                       ---------     ---------        ---------       ----------       ---------

Operating income                                          28,540        41,718            4,908               --          75,166

     Interest expense                                     26,484             8            3,000               --          29,492
     Other (income) / expense, net                       (29,496)        3,045             (304)          25,635          (1,120)
                                                       ---------     ---------        ---------       ----------       ---------

Income Before Income Taxes                                31,552        38,665            2,212          (25,635)         46,794

     Provision for income taxes                           (1,157)       13,533            1,709               --          14,085
                                                       ---------     ---------        ---------       ----------       ---------

Net (Loss) / Income                                    $  32,709     $  25,132        $     503       $  (25,635)      $  32,709
                                                       =========     =========        =========       ==========       =========

                        STONERIDGE, INC. AND SUBSIDIARIES

   (in thousands, except share and per share data, unless otherwise indicated)

Supplemental Condensed Consolidating Financial Statements (continued):

                                                                             For the year ended December 31, 1999
                                                     ------------------------------------------------------------------------------
                                                                     Guarantor     Non-Guarantor
                                                       Parent       Subsidiaries    Subsidiaries    Eliminations     Consolidated
                                                     ------------  --------------  --------------  --------------   ---------------
Net Sales                                              $ 310,935    $  285,474       $ 110,298       $  (31,486)      $ 675,221
Costs and Expenses:
     Cost of goods sold                                  224,888       203,939          90,008          (31,486)        487,349
     Selling, general and administrative expenses         50,621        30,780           9,166               --          90,567
                                                       ----------   ----------       ---------       ----------       ---------

Operating income                                          35,426        50,755          11,124               --          97,305

     Interest expense                                     29,988            14             739               --          30,741
     Other (income) / expense, net                       (42,885)        4,116            (536)          38,847            (458)
                                                       ----------   ----------       ---------       ----------       ---------

Income Before Income Taxes                                48,323        46,625          10,921          (38,847)         67,022

     Provision for income taxes                            7,151        16,319           2,380               --          25,850
                                                       ---------    ----------       ---------       ----------       ---------

Net (Loss) /  Income                                   $  41,172    $   30,306       $   8,541       $  (38,847)      $  41,172
                                                       =========    ==========       =========       ==========       =========

                        STONERIDGE, INC. AND SUBSIDIARIES

   (in thousands, except share and per share data, unless otherwise indicated)

Supplemental Condensed Consolidating Financial Statements (continued):

                                                                             For the year ended December 31, 2001
                                                   --------------------------------------------------------------------------------
                                                                     Guarantor     Non-Guarantor
                                                       Parent       Subsidiaries    Subsidiaries    Eliminations     Consolidated
                                                   --------------  --------------  --------------  --------------  ---------------
Operating Activities:
Net (loss) / income                                    $   2,946        $  16,435      $   (3,371)    $  (13,064)       $   2,946
Adjustements to reconcile net income to net cash
Provided by operating activities --
  Depreciation and amortization                           16,747            7,849           4,972             --           29,568
  Deferred income taxes                                   10,161               --          (3,109)            --            7,052
  Loss / (gain) on sale of fixed assets                      103               (4)            (15)            --               84
  Changes in operating assets and liabilities --
    Accounts receivable, net                              (3,003)           1,102            (396)         1,337             (960)
    Inventories, net                                       6,289            7,592             581             --           14,462
    Prepaid expenses and other                           (23,629)           9,446           1,402         13,064              283
    Other assets, net                                     (1,241)             (24)          6,345         (1,787)           3,293
    Accounts payable                                      10,228             (395)         (1,948)        (1,337)           6,548
    Accrued expenses and other                              (640)          (1,173)          1,188             --             (625)
                                                      ----------       ----------     -----------    -----------       ----------
      Net cash provided by operating activities           17,961           40,828           5,649         (1,787)          62,651
                                                      ----------       ----------     -----------    -----------       ----------

Investing Activities:
Capital expenditures                                      (9,578)         (10,600)         (3,790)            --          (23,968)
Other, net                                                  (463)              --          (5,557)         6,064               44
                                                      ----------       ----------     -----------    -----------       ----------
      Net cash used for investing activities             (10,041)         (10,600)         (9,347)         6,064          (23,924)
                                                      ----------       ----------     -----------    -----------       ----------

Financing Activities:
Proceeds from long-term debt                              32,828          (30,233)          4,778         (6,064)           1,309
Repayments of long-term debt                                 (93)             (75)         (2,657)         1,787           (1,038)
Net repayments under credit agreement                    (37,060)              --              --             --          (37,060)
Debt issuance costs                                       (3,053)              --              --             --           (3,053)
                                                      ----------       ----------     -----------    -----------       ----------
      Net cash used for financing activities              (7,378)         (30,308)          2,121         (4,277)         (39,842)
                                                      ----------       ----------     -----------    -----------       ----------

Effect of exchange rate changes on cash and cash
Equivalents                                                   --               --            (110)            --             (110)
Net change in cash and cash equivalents                      542              (80)         (1,687)            --           (1,225)
Cash and cash equivalents at beginning of period             172              109           5,313             --            5,594
                                                      ----------       ----------     -----------    -----------       -----------
Cash and cash equivalents at end of period             $     714        $      29      $    3,626     $       --        $   4,369
                                                      ==========       ==========     ===========    ===========       ===========

                        STONERIDGE, INC. AND SUBSIDIARIES

   (in thousands, except share and per share data, unless otherwise indicated)

Supplemental Condensed Consolidating Financial Statements (continued):

                                                                                For the year ended December 31, 2000
                                                     ------------------------------------------------------------------------------
                                                                      Guarantor     Non-Guarantor
                                                         Parent     Subsidiaries    Subsidiaries     Eliminations    Consolidated
                                                     -------------- -------------  --------------   --------------  ---------------
Operating Activities:
Net (loss) / income                                        $ 32,709       $ 25,132        $    503      $  (25,635)      $   32,709
Adjustements to reconcile net income to net cash
Provided by operating activities --
     Depreciation and amortization                           16,185          7,342           5,153              --           28,680
     Deferred income taxes                                    7,766             --            (600)             --            7,166
     Gain on sale of fixed assets                              (991)            --              (4)             --             (995)
     Changes in operating assets and liabilities --
       Accounts receivable, net                               3,824          5,616          (3,863)             --            5,577
       Inventories, net                                      (1,236)        (1,763)         (2,906)             --           (5,905)
       Prepaid expenses and other                           (38,202)        11,078          (2,753)         25,635           (4,242)
       Other assets, net                                     10,868           (641)        (12,369)             --           (2,142)
       Accounts payable                                         745           (964)          4,511              --            4,292
       Accrued expenses and other                           (15,217)           850           1,629              --          (12,738)
                                                     --------------  -------------  --------------  --------------  ---------------
         Net cash provided by operating activities           16,451         46,650         (10,699)             --           52,402
                                                     --------------  -------------  --------------  --------------  ---------------

Investing Activities:
Capital expenditures                                         (9,968)       (10,739)         (8,013)             --          (28,720)
Proceeds from sale of fixed assets                            2,176             --              --              --            2,176
Other, net                                                  (11,902)            --          12,688              --              786
                                                     --------------  -------------  --------------  --------------  ---------------
         Net cash used for investing activities             (19,694)       (10,739)          4,675              --          (25,758)
                                                     --------------  -------------  --------------  --------------  ---------------

Financing Activities:
Repayments of long-term debt                                 26,520        (35,931)          8,103              --           (1,308)
Net repayments under credit agreement                       (23,191)            --              --              --          (23,191)
                                                     --------------  -------------  --------------  --------------  ---------------
         Net cash used for financing activities               3,329        (35,931)          8,103              --          (24,499)
                                                     --------------  -------------  --------------  --------------  ---------------

Effect of exchange rate changes on cash and cash
Equivalents                                                      --              7            (482)             --             (475)
Net change in cash and cash equivalents                          86            (13)          1,597              --            1,670
Cash and cash equivalents at beginning of period                 86            122           3,716              --            3,924
                                                     --------------  -------------  --------------  --------------  ---------------
Cash and cash equivalents at end of period                 $    172       $    109        $  5,313      $       --       $    5,594
                                                     ==============  =============  ==============  ==============  ===============

                        STONERIDGE, INC. AND SUBSIDIARIES

   (in thousands, except share and per share data, unless otherwise indicated)

Supplemental Condensed Consolidating Financial Statements (continued):

                                                                             For the year ended December 31, 1999
                                                   -------------------------------------------------------------------------------
                                                                      Guarantor     Non-Guarantor
                                                       Parent       Subsidiaries    Subsidiaries    Eliminations      Consolidated
                                                   ------------     ------------    -------------   ------------      ------------
Operating Activities:
Net (loss) / income                                $    41,172      $   30,306      $     8,541       $  (38,847)     $  41,172
Adjustements to reconcile net income to net cash
Provided by operating activities --
   Depreciation and amortization                        16,672           7,772            3,406               --         27,850
   Deferred income taxes                                 8,700              --              200               --          8,900
   Changes in operating assets and liabilities --
      Accounts receivable, net                             982          (1,125)          (5,070)              --         (5,213)
      Inventories, net                                  (2,237)           (447)            (931)              --         (3,615)
      Prepaid expenses and other                       (56,206)         13,835           (3,413)          38,847         (6,937)
      Other assets, net                                 (1,066)             51               --               --         (1,015)
      Accounts payable                                 (10,416)            384            1,239               --         (8,793)
      Accrued expenses and other                        (8,509)          3,347           (3,019)              --         (8,181)
                                                   -----------      ----------      -----------       ----------      ---------
         Net cash provided by operating activities     (10,908)         54,123              953               --         44,168
                                                   -----------      ----------      -----------       ----------      ---------

Investing Activities:
Capital expenditures                                    (7,207)         (5,434)          (4,948)              --        (17,589)
Business acquisitions and other                        (34,548)            (41)             380               --        (34,209)
                                                   -----------      ----------      -----------       ----------      ---------
         Net cash used for investing activities        (41,755)         (5,475)          (4,568)              --        (51,798)
                                                   -----------      ----------      -----------       ----------      ---------

Financing Activities:
Proceeds from long-term debt                            49,989         (50,019)           5,144               --          5,114
Repayments of long-term debt                                --            (168)              --               --           (168)
Net repayments under credit agreement                    3,127           1,585               --               --          4,712
                                                   -----------      ----------      -----------       ----------      ---------
         Net cash used for financing activities         53,116         (48,602)           5,144               --          9,658
                                                   -----------      ----------      -----------       ----------      ---------

Effect of exchange rate changes on cash and cash
Equivalents                                                 --              (9)              29               --             20
Net change in cash and cash equivalents                    453              37            1,558               --          2,048
Cash and cash equivalents at beginning of period          (367)             85            2,158               --          1,876
                                                   -----------      ----------      -----------       ----------      ---------
Cash and cash equivalents at end of period         $        86      $      122      $     3,716       $       --      $   3,924
                                                   ===========      ==========      ===========       ==========      =========

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                   STONERIDGE, INC.



         Date: April 30, 2002                      /s/ Kevin P. Bagby
                                               -----------------------------

                                               Kevin P. Bagby
                                               Treasurer and Chief Financial
                                               Officer
                                               (Principal Financial and Chief
                                               Accounting Officer)